MRC Global

2Q 2020 Earnings Presentation
July 28, 2020

Andrew Lane
President & CEO

Kelly Youngblood
Executive Vice President & CFO







We Make Energy Flow™

Forward Looking Statements and Non-GAAP Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "looking forward," "guidance," "targeting", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated July 28, 2020.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Statement Regarding Use of Non-GAAP Measures:

The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Key Points – Second Quarter 2020 Results

Generated $47 million of cash from operations in 2Q20, $84 million YTD

Available Liquidity $430 million

2Q20 Adjusted EBITDA of $17 million or 2.8% of revenue

Adjusted gross profit percentage of 19.6% in 2Q20 – a 30 basis point improvement from 2Q19

Lowered operating costs

Reduced 2Q20 SG&A by $16 million from 1Q20 and $28 million from 4Q19, on a normalized basis

- Closed 11 facilities in 2Q20
- Reduced headcount by >300 in 2Q20

2Q20 revenue decreased 24% from 1Q20 due to reduced customer budgets resulting from demand destruction related to the pandemic

Net debt of $455 million down $38 million from 1Q20

Net working capital to sales ratio (TTM) 19.8% as of 2Q20

Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated July 28, 2020.

Summary Highlights from Second Quarter 2020 Results

- $602M in revenue – 24% sequential decline
- Normalized SG&A - $104M – down $29M from 2Q19

Segment revenue highlights 2Q20 v 2Q19

U.S. – declined 41% from reduced spending by customers in reaction to reduced demand from the pandemic and non-recurring projects

Canada – declined 52% due to reduced demand from the pandemic and non-recurring projects.

International – declined 17% on reduced spending, the conclusion of a project, weak foreign currency.

Market sector revenue highlights 2Q20 v 2Q19

Upstream Production decreased 53% across all segments and led by the U.S. segment

Midstream Pipeline declined 50% on reduced customer spending and timing of projects

Gas Utilities declined 17% due to less activity as a result of the pandemic restrictions

Downstream & Industrial decreased 37% driven by the U.S. segment

Quarterly & YTD Financial Performance

($ millions, except per share data)

Sales


$984
$794
$602
$1,954
$1,396
2Q 19
1Q 20
2Q 20
YTD 2019
YTD 2020

Adjusted Gross Profit and % Margin[1]


$190
$157
$118
$380
$275
19.3%
19.8%
19.6%
19.4%
19.7%
2Q 19
1Q 20
2Q 20
YTD 2019
YTD 2020

Adjusted EBITDA and % Margin[1]


$60
$34
$17
$116
$51
6.1%
4.3%
2.8%
5.9%
3.7%
2Q19
1Q20
2Q20
YTD 2019
YTD 2020

Adjusted Diluted EPS


$0.20
$0.01
$(0.10)
$0.34
$(0.09)
2Q19
1Q20
2Q20
YTD 2019
YTD 2020

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet Provides Financial Flexibility

($ millions)

Total Debt


$738
$521
$474
2Q 19
1Q 20
2Q 20
Net Leverage[1]:
2.7x
2.75x
3.3x

Capital Structure

	June 30, 2020
Cash and Cash Equivalents	$19
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 385
Global ABL Facility due 2022	89
Total Debt	$ 474
Preferred stock	355
Common stockholders' equity	341
Total Capitalization	$ 1,170
Liquidity	$ 430

Cash Flow from Operations


$48
$37
$47
$8
$84
2Q19
1Q20
2Q20
YTD 2019
YTD 2020

Return on Average Net Capital Employed[2]


8.2%
8.1%
7.2%
-12.8%
-3.6%
4.4%
6.2%
4.3%
-16.9%
2012
2013
2014
2015
2016
2017
2018
2019
TTM 2Q20

1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash.
2. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity).Calculated with GAAP figures.

Strategy for Creating Shareholder Value

Grow Market Share



- Provide superior customer service & cost-saving supply chain solutions
- Focus on blue chip customers who demand value-added service and technical expertise
- Leverage market leadership position and global footprint
- Provide multi-channel engagement to capture buying

Maximize Profitability



- Focus on higher margin products, end-markets & sales strategies
- Leverage scale & global supply chain
- Expand offering of value-added services to capture enhanced margin
- Focus on controlling costs & operating leverage

Maximize Working Capital Efficiency



- Reduce cash conversion cycle
- Optimize inventory to maximize turnover and margin
- Continual operational efficiency improvements

Optimize Capital Structure



- Optimize capital structure with financial flexibility throughout the cycle

Strategy - 2Q20 Accomplishments

Grow Market Share	• Added new customer contracts and awards (*e.g.* PG&E, Dominion, TECO)
Maximize Profitability	• Achieved 19.6% adjusted gross margins in deflationary market • 41% of revenue from valves in 2Q 2020 • Launch online channel to service smaller customers through MRCGO
Maximize Working Capital Efficiency	• Achieved 19.8% of working capital, net of cash, to sales on TTM basis • Targeting 19.5% to 19.9% for 2020
Optimize Capital Structure	• Reduced net debt by $38 million in 2Q20 from 1Q20 and $64 million YTD • Generated $47 million cash from operations in 2Q20 and $84 million YTD

Concluding Key Points

Focused on operating cost reductions, cash flow, balance sheet management

- Lowered SG&A by $29 million in 2Q20 v. 2Q19, on a normalized basis
- Liquidity $430 million
- Generated $47 million in cash from operations
- Reduced net debt by $38 million from 1Q20
- Gross profit and Adjusted gross profit 13.1% and 19.6% for 2Q20

Delivering on strategic objectives

- Optimal balance sheet usage – reducing debt & continued working capital efficiency
- Growing market share – added and renewed customer contracts
- Continued investment in e-commerce initiative

Appendix

Adjusted Gross Profit Reconciliation

	Three months ended			Six months ended	
($ millions)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Gross profit	$ 79	$ 148	$ 174	$ 227	$ 348
Depreciation and amortization	5	5	6	10	11
Amortization of intangibles	6	7	11	13	22
(Decrease) increase in LIFO reserve	(6)	(3)	(1)	(9)	(1)
Inventory charges and other	34	-	-	34	-
Adjusted Gross Profit	$ 118	$ 157	$ 190	$ 275	$ 380

Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated July 28, 2020.

Adjusted SG&A Reconciliation

	Three months ended			
($ millions)	June 30, 2020	March 31, 2020	June 30, 2019	December 31. 2019
SG&A	**$ 126**	**$ 126**	**$ 133**	**$ 141**
Severance and restructuring	(7)	-	-	(4)
Facility closures	(15)	-	-	-
Bad debt expense	-	(6)	-	-
Supplier doubtful accounts	-	-	-	(5)
Adjusted SG&A	**$ 104**	**$ 120**	**$ 133**	**$ 132**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of Adjusted SG&A, see our Current Report on Form 8-K dated July 28, 2020.

Adjusted EBITDA Reconciliation

	Three months ended			Six months ended	
($ millions)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net income (loss)	$ (281)	$ 9	$ 24	$ (272)	$ 42
Income tax expense (benefit)	(17)	5	8	(12)	14
Interest expense	7	8	10	15	21
Depreciation and amortization	5	5	6	10	11
Amortization of intangibles	6	7	11	13	22
(Decrease) increase in LIFO reserve	(6)	(3)	(1)	(9)	(1)
Inventory-related charges	34	-	-	34	-
Facility closures	18	-	-	18	-
Goodwill & intangible asset impairment	242	-	-	242	-
Equity-based compensation expense	3	2	3	5	7
Severance & restructuring charges	7	-	-	7	-
Foreign currency (gains) losses	(1)	2	(1)	1	-
Gain on early extinguishment of debt	-	(1)	-	(1)	-
Adjusted EBITDA	$ 17	$ 34	$ 60	$ 51	$ 116

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated July 28, 2020.

Adjusted Net Income Reconciliation

	Three months ended						Six months ended			
($ millions)	June 30, 2020		March 31, 2020		June 30, 2019		June 30, 2020		June 30, 2019	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net loss attributable to common stockholders	**$ (287)**	**$ (3.50)**	**$ 3**	**$ 0.04**	**$ 18**	**$0.21**	**$ (284)**	**$ (3.47)**	**$ 30**	**$ 0.35**
Goodwill and intangible asset impairment, net of tax	234	2.85	-	-	-	-	234	2.86	-	-
Inventory-related charges, net of tax	29	0.35	-	-	-	-	29	0.35	-	-
Facility closures, net of tax	16	0.20	-	-	-	-	16	0.20	-	-
Severance and restructuring , net of tax	5	0.06	-	-	-	-	5	0.06	-	-
(Decrease) increase in LIFO reserve, net of tax	(5)	(0.06)	(2)	(0.03)	(1)	(0.01)	(7)	(0.09)	(1)	(0.01)
Adjusted net loss attributable to common stockholders	**$ (8)**	**$ (0.10)**	**$ 1**	**$ 0.01**	**$ 17**	**$ 0.20**	**$ (7)**	**(0.09)**	**$ 29**	**$ 0.34**

Note: Adjusted Net Income is a non-GAAP measure. For a discussion of the use of Adjusted Net Income, see our Current Report on Form 8-K dated July 28, 2020.